UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               September 29, 2005


                             AB HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                            93-1143627
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(State or other jurisdiction of                             (IRS Employer
 incorporation or organization)                           Identification No.)

         2320 SE Ag-Bag Lane, Warrenton, OR                       97146
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      (Address of principal executive offices)                  (Zip Code)

                                  (503) 861-1812
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 29, 2005, AB Holding Group, Inc. ("AB Holding") closed a Purchase Agreement (the "Blair Agreement") dated September 1, 2005 between AB Holding and Buhler Industries, Inc. ("Buhler"). Upon the closing, AB Holding sold Buhler its Blair, Nebraska facility (the "Blair Facility"). The purchase price under the Blair Agreement was $1,550,000 in cash. AB Holding received net proceeds of approximately $890,000 after deducting customary commercial real estate transaction expenses and paying off the mortgage on the Blair Facility.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(b) pro forma financial information

    UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA AS OF JUNE 30, 2005 AND FOR
                    THE SIX MONTH PERIOD ENDED JUNE 30, 2005


         The following unaudited pro forma condensed financial statements give effect to the Blair Agreement between AB Holding and Buhler.

         The transaction involved AB Holding selling the Blair Facility to Buhler pursuant to the Blair Agreement. The transaction closed on September 29, 2005.

         The unaudited pro forma condensed financial statements reflect the purchase price to be paid for the Blair Facility by Buhler, less expenses of the sale, and payoff of secured debt on the property as of the balance sheet date presented herein in this pro forma presentation. The purchase price is based upon the real estate acquired by Buhler on the date of the closing of the transaction, which was September 29, 2005.

         The unaudited pro forma condensed balance sheet of AB Holding gives effect to the transaction as if it occurred on June 30, 2005. The unaudited pro forma condensed statement of operations for the six month period ended June 30, 2005 gives effect to the transaction as if it occurred on January 1, 2005.

         In accordance with Instruction 1 to Rule 11-02 of Article 11 of Regulation S-X, the pro forma condensed statement of operations for the year ended December 31, 2004 is not presented. All of AB Holding's operations were considered discontinued operations at December 31, 2004 as a result of AB Holding selling substantially all of its operating assets in an asset sale ("Asset Sale") to Miller St. Nazianz, Inc. on November 30, 2004. Following the Asset Sale, AB Holding had no ongoing rights to any benefits derived from its former farm feed management system operations. AB Holding's current operations consist of interim rental of its remaining real estate facility located in Warrenton, Oregon (which is currently pending sale), converting its remaining assets into cash and corporate administrative expenses of winding down until AB Holding can either dissolve and liquidate or sell to another party by merger or another method. For the six month period ended June 30, 2005, the condensed statement of operations is presented only through income from continuing operations, and AB Holding's discontinued operations are not included.

         The accompanying unaudited pro forma condensed financial statements are presented in accordance with Article 11 of Regulation S-X. The pro forma information is presented for illustrative



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
purposes only and is not necessarily indicative of the operating results that would have occurred if the transaction had been consummated on January 1, 2005, or the financial position if the transaction had been consummated on June 30, 2005, nor is it necessarily indicative of future operating results or financial position.

         The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K and result in a purchase price based on amounts known at the time of closing of the transaction. The unaudited pro forma condensed financial statements and the accompanying notes thereto should be read in conjunction with the financial statements and related notes contained in AB Holding's Annual Report on Form 10-K for the year ended December 31, 2004, and on AB Holding's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005. Management cannot be certain that AB Holding will not incur charges in excess of those included in the pro forma total consideration related to the transaction.











































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
                              AB HOLDING GROUP INC.
                   UNAUDITED PRO-FORMA CONDENSED BALANCE SHEET
                               AS OF JUNE 30, 2005


                                     ASSETS

                                                         AB Holding Group Inc.                            AB Holding Group Inc.
                                                            Before sale of           Pro Forma               After sale of
                                                            Blair Building           Adjustment              Blair Building

Cash and equivalents                                       $      2,157,350          $     413,343  (1)      $      2,570,693
Accounts receivable                                                   1,531                      -                      1,531
Prepaid expenses and other current assets                               656                      -                        656
Assets held for sale, net                                         1,697,977             (1,322,265) (1)               375,712
                                                          ------------------      -----------------         ------------------

                    Total assets                           $      3,857,514        $     (908,922)           $      2,948,592
                                                          ==================      =================         ==================


                                             LIABILITIES & SHAREHOLDERS' EQUITY

Current portion of long term debt (on assets held
for sale)                                                  $      1,015,729        $    (1,015,729) (1)      $              -
Accounts payable                                                     21,188                      -                     21,188
Accrued expenses and other current liabilities                      131,288                                           131,288
Discontinued operational costs payable                            1,117,650                                         1,117,650
Income tax payable                                                    1,900                      -                      1,900
                                                          ------------------      -----------------         ------------------

Total liabilities                                                 2,287,755             (1,015,729)                 1,272,026
                                                          ------------------      -----------------         ------------------

Shareholders' Equity:
Common stock, $.01 par value                                        120,819                      -                    120,819
Paid in capital                                                   9,547,378                      -                  9,547,378
Treasury stock                                                      (31,500)                     -                    (31,500)
Accumulated deficit                                              (8,066,938)               106,807  (1)            (7,960,131)
                                                          ------------------      -----------------         ------------------
Total shareholders' equity                                        1,569,759                106,807                  1,676,566
                                                          ------------------      -----------------         ------------------

Total liabilities & shareholders' equity                   $      3,857,514        $      (908,922)          $      2,948,592
                                                          ==================      =================         ==================

     See accompanying notes to unaudited pro forma condensed financial data.








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
                             AB HOLDING GROUP INC.
              NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               AS OF JUNE 30, 2005

1.       Purchase Price

The purchase price reflects the payment to be made by Buhler for the Blair Facility as if the transaction closed on June 30, 2005. The unaudited pro forma condensed balance sheet reflects the application of the net proceeds from the real estate sale based upon the purchase price paid, customary commercial real estate transaction costs associated with the sale, and the related payoff the mortgage on the Blair Facility.

For purposes of the unaudited pro forma condensed financial statements, the following table presents the components of the purchase price consideration.


         Real estate                                          $    1,500,000
         Equipment                                                    50,000
                                                              ---------------
                  Total Purchase Price                        $    1,550,000

         Less:  Payoff of debt                                    (1,015,729)
         Less:  Property repairs                                        (923)
         Less:  Property tax pro-ration                              (12,744)
         Less:  Prepayment penalty                                    (9,061)
         Less:  Expenses of the sale                                 (98,170)
                                                              ---------------

                  Net proceeds                                $      413,343
                                                              ===============



2.       Income Taxes

Based upon the assumptions used in this transaction, AB Holding would recognize gain for federal income tax purposes on the sale of the assets in this real estate transaction of approximately $44,000. AB Holding will have available sufficient net operating loss carryforwards to completely offset this gain we estimate recognizing as a result of this transaction. Alternative minimum tax and state tax liabilities will be immaterial.

















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
                              AB HOLDING GROUP INC.
              UNAUDITED PRO-FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005


                                                         AB Holding Group Inc.                             AB Holding Group Inc.
                                                            Before sale of            Pro Forma               After sale of
                                                            Blair Building            Adjustment              Blair Building

Net rental income                                          $        114,310        $       (97,000)  (1)     $         17,310
Cost on rental income                                                56,424                (43,615)  (2)               12,809
                                                          ------------------      -----------------         ------------------
  Gross profit from rental operations                                57,886                (53,385)                     4,501


  Administrative expenses                                            67,021                 (2,979)  (2)               64,042

  (Gain) on sale of assets                                           (2,000)              (128,642)  (3)             (130,642)
                                                          ------------------      -----------------         ------------------


Income (loss) from rental operations                                 (7,135)                78,236                     71,101

Other Income (Expense)
  Interest income                                                    32,247                  6,000  (4)                38,247
 Miscellaneous                                                       23,256                      -                     23,256
                                                          ------------------      -----------------         ------------------

Income from continuing operations before
provision
  for income taxes                                                   48,368                 84,236                    132,604


Provision for income taxes                                               -                      -   (5)                    -
                                                          ------------------      -----------------         ------------------


Income from continuing operations                          $         48,368        $        84,236           $        132,604
                                                          ==================      =================         ==================

Basic and diluted net loss per common share:
  From continuing operations                               $           0.01                                  $           0.01
                                                          ==================                                ==================


Weighted average basic and diluted shares
outstanding                                                      11,976,991                                        11,976,991
                                                          ==================                                ==================

     See accompanying notes to unaudited pro forma condensed financial data.





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
                              AB HOLDING GROUP INC.
         NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2005


1. This adjustment represents the elimination of rental income received on the Blair Facilty that was received during the six month period ended June 30, 2005, as if this transaction had occurred on January 1, 2005.


2. This adjustment represents the elimination of interest expense, financing costs, utilities and maintenance costs incurred on the Blair Facility that was incurred during the six month period ended June 30, 2005, as if this transaction had occurred on January 1, 2005.


3. This adjustment represents the gain to be recognized from this real estate transaction, as if this transaction had occurred on January 1, 2005.


4. This adjustment represents the estimated earnings on the additional net proceeds received in this real estate transaction at an assumed earnings rate of 2.75%, as if this transaction had occurred on January 1, 2005.

5. AB Holding has not recognized any income taxes from this transaction, as it has sufficient net operating loss carryforwards for both federal and state tax purposes, to absorb the tax on the income generated.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AB HOLDING GROUP, INC.



Date:  September 30, 2005                   /s/ MIKE WALLIS
                                            ---------------------------------
                                            Mike Wallis
                                            Chief Financial Officer and Vice
                                            President, Finance













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